Exhibit 99.1

Alliance Data Completes Spinoff of LoyaltyOne Segment

COLUMBUS, Ohio, November 8, 2021 – Alliance Data Systems Corporation (NYSE: ADS), a leading provider of tech-forward payment and lending solutions, today announced that it has completed the previously announced separation of its LoyaltyOne segment, consisting of the Canadian AIR MILES® Reward Program and Netherlands-based BrandLoyalty businesses, into an independent, publicly traded company, Loyalty Ventures Inc. Loyalty Ventures common stock will begin regular-way trading today on Nasdaq under the ticker symbol “LYLT.”

“The completion of our LoyaltyOne segment spinoff is an important milestone in our Company’s history as it represents the achievement of our stated goals to simplify our business model and narrative, and focus on assets with the highest growth potential,” said Ralph Andretta, president and chief executive officer, Alliance Data. “Loyalty Ventures has a solid management team and business strategy in place, and as both businesses move forward independently, I am confident that each is well positioned for future success. The completion of this transaction enables us to provide greater value to all our stakeholders with a streamlined focus on and investment in the continued transformation of Card Services. I am excited about this defining moment as Alliance Data moves forward as an evolved, tech-forward payment and lending solutions business poised to deliver sustainable, profitable growth.”

The separation was achieved through the pro rata distribution after the market close on November 5, 2021 of 81% of the outstanding shares of Loyalty Ventures to holders of Alliance Data common stock, with Alliance Data stockholders receiving one share of Loyalty Ventures common stock for every two and one-half shares of Alliance Data common stock held at the close of business on the record date of October 27, 2021. Alliance Data stockholders entitled to receive the distribution received a book-entry account statement or a credit to their brokerage account reflecting their ownership of Loyalty Ventures common stock. Fractional shares of Loyalty Ventures common stock were not distributed. Any fractional share of Loyalty Ventures common stock otherwise issuable to an Alliance Data stockholder will be sold in the open market on such stockholder’s behalf, and such stockholder will receive a cash payment for the fractional share based on its pro rata portion of the net cash proceeds from all sales of fractional shares. Alliance Data will retain 19% of the outstanding shares of Loyalty Ventures common stock, which Alliance Data intends to divest in a tax-efficient manner.

Morgan Stanley is serving as financial advisor and Davis Polk & Wardwell LLP is serving as legal counsel to Alliance Data in connection with the distribution.

About Alliance Data
Alliance Data ® (NYSE: ADS) is a leading provider of tech-forward payment and lending solutions, serving customers and consumer-based industries in North America. Through omnichannel touch points and a comprehensive product suite that includes credit products and Bread® digital payment solutions, Alliance Data helps its partners drive loyalty and growth, while giving customers greater payment choices. Through its Comenity-branded financial services, it also offers credit and savings products to consumers.

Alliance Data Systems Corporation
November 8, 2021

Headquartered in Columbus, Ohio, Alliance Data is an S&P MidCap 400 company that employs approximately 6,000 associates worldwide. In November 2021, Alliance Data completed the spinoff of its LoyaltyOne segment, which included the Canadian AIR MILES® Reward Program, and Netherlands-based BrandLoyalty. The company is now known as Loyalty Ventures Inc. (Nasdaq: LYLT).

More information about Alliance Data can be found at AllianceData.com. Follow Alliance Data on Twitter, Facebook, LinkedIn, Instagram and YouTube.

Caution Regarding Forward-Looking Statements
This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding initiation or completion of strategic initiatives including the spinoff of our LoyaltyOne segment that is the subject of this release, our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, the following:

•	the spinoff may not be tax-free for U.S. federal income tax purposes;
•
disruption to our business from the spinoff or a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses or that the companies resulting from the spinoff do not realize all of the expected benefits of the spinoff;

•	the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spinoff not occurred;
•
continuing impacts related to COVID-19, including government economic stimulus, relief measures for impacted borrowers and depositors, labor shortages, reduction in demand from clients, and supply chain disruption;

•	loss of, or reduction in demand for services from, significant clients;
•
increases in fraudulent activity, net charge-offs in credit card and loan receivables or increases or volatility in the allowance for loan loss that may result from the application of the current expected credit loss model;

•	failure to identify, complete or successfully integrate or disaggregate business acquisitions or divestitures, including the spinoff discussed in this release;
•	continued financial responsibility with respect to a divested business, including required equity ownership, guarantees, indemnities or other financial obligations;

Alliance Data Systems Corporation
November 8, 2021

•	increases in the cost of doing business, including market interest rates;
•	inability to access financial or capital markets, including asset-backed securitization funding or deposits markets;
•	limitations on consumer credit, loyalty or marketing services from new legislative or regulatory actions related to consumer protection and consumer privacy;
•	increases in Federal Deposit Insurance Corporation, Delaware or Utah regulatory capital requirements or other support for our banks;
•	failure to maintain exemption from regulation under the Bank Holding Company Act;
•	loss or disruption, due to cyber attack or other service failures, of data center operations or capacity;
•	loss of consumer information due to compromised physical or cyber security; and
•
those factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, as well as those factors discussed in Loyalty Ventures’ Registration Statement on Form 10 filed with the SEC.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Further risks and uncertainties include, but are not limited to, the impact of strategic initiatives on us or our business if any transactions are undertaken, and whether the anticipated benefits of such transactions can be realized.

Any forward-looking statements contained in this release speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Contacts:

Investor Relations:  Brian Vereb (brian.vereb@alliancedata.com), 614-528-4516

Media Relations:  Shelley Whiddon (shelley.whiddon@alliancedata.com), 214-494-3811